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                                                                   EXHIBIT 23.02

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 3, 1999, (except Note L, as to which the date is February 23, 2000) included in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-95199) and related Prospectus of Intersil Holding Corporation dated February 23, 2000.

Jacksonville, Florida
February 23, 2000